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                                                                    Exhibit 23.1





               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Form 6-K of Amdocs Limited of our report dated February 16, 1999, with respect to the financial statements and schedules of International Telecommunication Data Systems, Inc. included in Amendment No 2 to Form F-3 of Amdocs Limited (File No. 333-86609) filed on October 4, 1999.


                                        /s/ Ernst & Young LLP


Stamford, Connecticut
December 8, 1999